EXHIBIT 10.46

October 3, 2017

SYNNEX Corporation
44201 Nobel Drive
Fremont, California 94538

Re:
Seventh Amendment to Credit Agreement dated as of November 27, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) among SYNNEX CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

The parties hereto agree that all references to “calendar quarter” in Sections 2.07(c) and 2.07(d) of the Credit Agreement shall be amended to be references to “fiscal quarter”.

The Credit Agreement remains in full force and effect as modified to the extent set forth herein. This letter agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of this letter by facsimile or other secure electronic format (.pdf) shall be effective as an original. This letter agreement shall be effective upon receipt by the Administrative Agent of counterparts of this letter agreement executed by the Loan Parties. This letter agreement is a Loan Document.

This letter agreement shall be a Loan Document. This letter shall be governed by and construed in accordance with the laws of the State of New York.

[signature pages follow].

Very truly yours,

BANK OF AMERICA, N.A.,
as Administrative Agent

By:/s/ Brenda Schriner
Name: Brenda Schriner
Title: Vice President

Accepted and Agreed to:

BORROWER:            SYNNEX CORPORATION,
a Delaware corporation

By:/s/ Simon Y. Leung     __
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

GUARANTORS:        SYNNEX FINANCE HYBRID II, LLC,
a California limited liability company

By:/s/ Simon Y. Leung     __
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

LASTING HOLDINGS CORPORATION,
a California corporation

By:/s/ Simon Y. Leung     __
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

HYVE SOLUTIONS CORPORATION,
a California corporation

By:/s/ Simon Y. Leung     __
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

HYVE SOLUTIONS US GLOBAL HOLDING CORP,
a Delaware corporation

By:/s/ Simon Y. Leung     __
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

COMPUTERLAND CORPORATION,
a California corporation

By:/s/ Simon Y. Leung     __
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

[Signature Pages Continue]

CONCENTRIX GLOBAL HOLDINGS, INC.,
a Delaware corporation

By:/s/ Simon Y. Leung     __
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

CONCENTRIX CORPORATION,
a New York corporation

By:/s/ Simon Y. Leung     __
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

LICENSE ONLINE, INC.,
a California corporation

By:/s/ Simon Y. Leung     __
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

WG-US HOLDCO, INC.,
a Delaware corporation

By:/s/ Simon Y. Leung     __
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

WESTCON GROUP, INC.,
a Delaware corporation

By:/s/ Simon Y. Leung     __
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary